EXHIBIT 23.1

           Consent of Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 22, 2004, in the Registration Statement (Form F-1) and related Prospectus of Supercom Ltd. for the registration of 6,341,713 shares of its Common Stock.


                                               /s/ Kost Forer Gabbay & Kaiserer
                                               ---------------------------------
                                               Kost, Forer, Gabbay & Kasierer
                                               A Member of Ernst & Young Global

Tel-Aviv, Israel
November 1, 2004